J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Municipal ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated February 14, 2022

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated July 1, 2021, as supplemented

To be effective on March 1, 2022 (the “Effective Date”), the Fund intends to increase its maximum exposure to below-investment grade securities from 10% to 20% of its total assets, and to allow for investment in credit default swaps as a non-principal strategy.

Accordingly, the Fund’s Prospectus and Summary Prospectus is modified as follows as of the Effective Date:

Under the section titled “What are the Fund’s main investment strategies?”, the third sentence of the tenth paragraph is hereby deleted and replaced with the following:

Up to 20% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds).

Under the section titled “More About the Funds — Additional Information About the Funds’ Investment Strategies — Municipal ETF”, the first sentence of the second paragraph is hereby deleted and replaced with the following:

Up to 20% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds).

Additionally, to reflect the Fund’s investment in credit default swaps and exposure to the corresponding risks, the Fund’s Statement of Additional Information is modified as follows as of the Effective Date:

In the table under the section titled “Investment Practices” the row labeled “Credit Default Swaps” is hereby deleted and replaced with the following:

Instrument	Fund Code	Part II Section Reference
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1-2, 5-7, 10	Swaps and Related Swap Products

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP- MUNIETF-222